Exhibit 1.1

WEBSITE PROS, INC.

Shares of Common Stock

UNDERWRITING AGREEMENT

June     , 2006

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.,

RBC CAPITAL MARKETS CORPORATION

PIPER JAFFRAY & CO.

PACIFIC GROWTH EQUITIES, LLC

THINKEQUITY PARTNERS LLC

as Representatives of the several Underwriters

c/o Friedman, Billings, Ramsey & Co., Inc.

1001 19th Street North

Arlington, Virginia 22209

Dear Sirs:

Website Pros, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company listed on Schedule I hereto (the “Selling Stockholders”), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the “Underwriters”), for whom Friedman, Billings, Ramsey & Co., Inc., RBC Capital Markets Corporation, Piper Jaffray & Co., Pacific Growth Equities, LLC and ThinkEquity Partners LLC are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the Selling Stockholders specified on Schedule I (the “Selling Stockholders”), acting severally and not jointly, of an aggregate of 5,053,901 shares (the “Initial Shares”) of Common Stock, par value $0.001 per share, of the Company (“Common Stock”) in the respective numbers of shares set forth opposite the names of the Company and each such Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of an aggregate of 659,204 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company and the Selling Stockholders specified on Schedule I (the “Option Selling Stockholders”), acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Company and each Selling Stockholder in Schedule I hereto, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule II hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable, subject to applicable law, after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the Commission”), a registration statement on Form S-1 (No. 333- 134431) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments thereto, if any, and such amendments or supplements to the related preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required.

The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430A of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement.

Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, including all information incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “‘Prospectus” means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package on a schedule to be attached hereto.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the forms attached hereto as Exhibit A (collectively, the “Custody Agreement and Power of Attorney”) pursuant to which each Selling Stockholder that is a party thereto has placed the Initial Shares and/or Option Shares and/or original options to purchase shares of Common Stock (together with a duly executed notice of exercise) to be sold by it, as the case may be, pursuant to this Agreement in custody and appointed the persons designated therein as attorneys-in-fact (the “Attorneys”) with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

The Company, each of the Selling Stockholders and the Underwriters agree as follows:

1.	Sale and Purchase:

(a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $            , the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Selling Stockholder, severally and not jointly, agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Initial Selling Stockholder’s name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company and each Option Selling Stockholder, acting severally and not jointly, hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company and each Option Selling Stockholder in Schedule I hereto, all or any part of the Option Shares set forth in Schedule I opposite its name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company and the Attorneys setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company and each Option Selling Stockholder will sell to each of the Underwriters that portion of the total number of Option Shares then being purchased which the number of Option Shares set forth in Schedule I opposite the name of the Company or such Option Selling Stockholder bears to the total number of Options Shares, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Underwriters in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2.	Payment and Delivery:

(a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the

Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company and each of the Selling Stockholders, upon at least forty-eight hours’ prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of the Representatives, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Option Selling Stockholders shall be delivered by or on behalf of the Company and the Option Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company and each of the Option Selling Stockholders, upon at least forty-eight hours’ prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3.	Representations and Warranties of the Company and the Selling Stockholders:

(I) The Company represents and warrants to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package as of the dates set forth therein; the outstanding shares of capital stock of the Company and each subsidiary of the Company (all of which are named in Exhibit 21 to the Registration Statement) (each, a “Subsidiary”) have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in both the Prospectus and the Disclosure Package, as of the dates set forth in the Prospectus or Disclosure Package, as applicable, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

(b) each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c) the Company and all of the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed would have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d) the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

(e) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not have a Material Adverse Effect;

(f) the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which would not have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(g) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(h) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the NASDAQ National Market and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(i) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in both the Prospectus and the Disclosure Package; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries that would have a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package;

(j) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(k) the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement as of its effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof, and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(d) hereof);

(l) as of the date hereof, the Company (i) is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act, (ii) has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Company was required to file such reports and materials), (iii) has filed an Annual Report on Form 10-K required under Section 13(a) or 15(d) under the Exchange Act for its most recently completed fiscal year; (iii) is not, and during the past three years was not (nor was any predecessor), (a) a blank check company as defined in Rule 419(a)(2), (b) a shell company, other than a business combination related shell company, each as defined in Rule 405, or (c) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act Regulations, and (iv) makes its periodic and current reports filed pursuant to Section 13 or Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company;

(m) as of             :00 [am] [pm] (Eastern time) [on the date of this Agreement] (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(d) hereof);

(n) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

(o) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(p) except for the Issuer Free Writing Prospectuses identified in Schedule III hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

(q) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(r) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act.

(s) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which, if resulting in a judgment, decree, award or order unfavorable to the Company or any Subsidiary, would have a Material Adverse Effect;

(t) the financial statements, including the notes thereto, included in the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; provided, however, that the interim statements that are unaudited are subject to normal year-end adjustments and do not contain certain footnotes required by generally accepted accounting principles; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Prospectus Summary—Summary Consolidated Financial Data” and “Selected Consolidated Financial Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus and the Disclosure Package; the unaudited pro forma financial information (including the related notes) included in each of the Registration Statement, the Prospectus and the Disclosure Package complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; and no other pro forma financial information is required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

(u) Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries and the other Covered Entities are filed with the Commission as part of the Registration Statement, the Prospectus and the Disclosure Package, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations;

(v) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that would reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the

Company and the Subsidiaries taken as a whole, entered into by the Company or any of the Subsidiaries or approved by the Company’s board of directors, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(w) the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

(x) except as disclosed in both the Prospectus and Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for certain of the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by this Agreement, and (ii) except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights described in clauses (i) and (ii) are fairly summarized in both the Prospectus and the Disclosure Package;

(y) the Shares have been duly authorized, validly issued, fully paid and non-assessable (or, in the case of the shares to be sold by the Company hereunder (the “Company Shares”), when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable), free and clear of any pledge, lien, encumbrance, security interest or other claim created by or known to the Company, and the issuance and sale of the Company Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise, that have not been properly complied with or waived;

(z) the Shares have been approved for quotation on the NASDAQ National Market, subject to official notice of issuance; the Company has taken all necessary actions to ensure that, upon and at all times after Nasdaq shall have approved the Shares for inclusion until the Option Closing Time, it will be in compliance with all applicable corporate governance requirements set forth in the NASD’s Nasdaq Marketplace Rules that are then in effect and is taking such steps as are necessary to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the NASD’s Nasdaq Marketplace Rules not currently in effect upon the effectiveness of such requirements;

(aa) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(bb) neither the Company nor any of the Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of

Article I of the By-laws of the National Association of Securities Dealers, Inc. (the “NASD”)) any member firm of the NASD;

(cc) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(dd) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(ee) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the NASDAQ National Market;

(ff) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in both the Prospectus or the Disclosure Package or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any material real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in both the Prospectus or the Disclosure Package or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

(gg) the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or and the Disclosure Package or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable, in accordance with their respective terms, against the Company or its Subsidiaries, as applicable (and to the knowledge of the Company, against the other parties thereto), except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(hh) the Company and each Subsidiary owns, possesses, licenses or has other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) reasonably necessary for the conduct of the Company’s and the Subsidiaries’ business as now conducted or as proposed in the Prospectus to be conducted and (i) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company or any Subsidiary that would have a Material Adverse Effect; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property that would have a Material Adverse Effect; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of Intellectual Property owned by or exclusively licensed to the Company or any Subsidiary; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others that would have a Material Adverse Effect; (v) the Company and the Subsidiaries do not, in the conduct of their business as now or proposed to be conducted as described in both the Prospectus and the Disclosure Package, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of the Subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Effect; (vi) there is no U.S. patent which contains claims that interfere with the issued claims of any Intellectual Property owned by or exclusively licensed to the Company or any Subsidiary; (vii) there is no art of which the Company or any Subsidiary is aware that may render any U.S. patent held by the Company or any Subsidiary invalid or any U.S. patent application held by the Company or any Subsidiary unpatentable which has not been disclosed, or will not be disclosed in the required time period, to the U.S. Patent and Trademark Office; (viii) to the knowledge of the Company, other than interests and liens that will be terminated or removed prior to the Closing Time, no security interests have been recorded in the U.S. Patent and Trademark Office with respect to any Intellectual Property and no liens have been recorded against the Company or any Subsidiary with respect to any Intellectual Property and (ix) the Company and the Subsidiaries have paid or will pay all maintenance and issue fees that are due or will be due, within the required time period, and has claimed small entity status only as appropriate;

(ii) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including the Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (iii) are effective in all material respects to perform the functions for which they were established, and (y) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Board of Directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

(jj) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(kk) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity nor any Selling Stockholder know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of such entities;

(ll) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, all of which insurance is in full force and effect;

(mm) neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, have a Material Adverse Effect;

(nn) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would have a Material Adverse Effect;

(oo) the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any

“pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(pp) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(qq) except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans, extensions of credits, advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(rr) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or any Selling Stockholder, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

(ss) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary on or prior to the Option Closing Time, have been or will be issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the NASDAQ National Market;

(tt) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectuses, any Issuer Free Writing Prospectuses or the Registration Statement;

(uu) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(vv) Other than pursuant to this Agreement, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(ww) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, which is not so described;

(xx) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(yy) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have individually or in the aggregate a Material Adverse Effect;

(zz) the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(aaa) the Company (i) complies with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (ii) complies in all material respects with all applicable federal, state, local and foreign laws and regulations regarding the collection, retention, use, transfer or disclosure of personal information and (iii) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements; to the Company’s knowledge, no material claims or controversies have arisen regarding the Privacy Statements or the implementation thereof. As used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors or users of any Company websites or products (“Individuals”);

(bbb) neither the Company nor any of the Subsidiaries is currently engaged in any negotiations with any third party, or is a party to any agreements, commitments or current understanding, regarding any of the following transactions that would be required to be disclosed in the Prospectus or the Disclosure Package (and are not so disclosed): (i) a strategic partnership or joint venture with any such party, (ii) the acquisition by the Company of such third party or any business or division thereof, (iii) the consolidation or merger of the Company with or into, or acquisition of the Company by, such third party or another entity, (iv) the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transaction in which more than fifty percent (50%) of the voting power of the Company is disposed of or (v) any other form of acquisition, merger, or reorganization of the Company.

(II) Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters that:

(a) such Selling Stockholder has full power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney to which it is a party. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(b) such Selling Stockholder now has, and at the Closing Time or Option Closing Time will have, (i) valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and valid title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;

(c) at the Closing Time or Option Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

(d) The execution and delivery of this Agreement and the Custody Agreement and Power of Attorney, and the consummation of the transactions contemplated herein and therein, will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the certificate or articles of incorporation, other charter or similar constitutive documents, or the bylaws of the Selling Stockholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

(e) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the NASDAQ National Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(f) such Selling Stockholder (i) has carefully reviewed the representations and warranties of the Company contained in this Agreement and has no reason to believe that such representations and warranties are untrue or incorrect; (ii) is familiar with the Registration Statement, the Prospectus and the Disclosure Package and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Prospectus or the Disclosure Package which has had or may have a Material Adverse Effect and (iii) is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;

(g) all material information with respect to such Selling Stockholder contained in each of the Registration Statement, the Prospectus and the Disclosure Package (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the representations and warranties given in this paragraph by each Selling Stockholder only apply to statements or omissions in the Registration Statement, the Prospectus and the Disclosure Package made in reliance upon information furnished to the Company or the Underwriters in writing by or on behalf of such Selling Stockholder expressly for use therein or in connection with this Agreement;

(h) such Selling Stockholder has not distributed and will not distribute any Free Writing Prospectus, preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares, except for any such distribution to which the Representatives have consented in advance; and such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(i) certificates (or options and a duly executed notice of exercise) in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints the Company, as custodian (the “Custodian”), for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Custody Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorneys by such Selling Stockholder are irrevocable; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event, except as otherwise provided therein; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys and the Custodian pursuant to the Custody Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys, or either of them, shall have received notice thereof;

(j) such Selling Stockholder has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(k) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in both the Prospectus and the Disclosure Package under “Shares Eligible for Future Sale;”

(l) such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

(m) except as otherwise disclosed to the Underwriters in writing, such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

4.	Certain Covenants:

(I) The Company hereby agrees with each Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

(c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e) to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

(f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any

Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and, except as may be required by law, to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(h) to furnish to the Underwriters for a period of three years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, and (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange;

(i) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(j) to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing

Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

(k) prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent will not be unreasonably withheld;

(l) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(m) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package;

(n) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(o) to use its best efforts to maintain the quotation of the Shares on the NASDAQ National Market and to file with the NASDAQ National Market all documents and notices required by the NASDAQ National Market of companies that have securities that are traded and quotations for which are reported by the NASDAQ National Market;

(p) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(q) to refrain, from the date hereof until 90 days after the date of the Prospectus, without the prior written consent of the Representatives, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing (other than a registration statement on Form S-8), or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus or (C) the issuance of any shares of Common Stock, or an agreement entered into to issue shares of Common Stock, in connection with an acquisition of stock or assets of another business, by merger or otherwise, provided that such shares in the aggregate do not exceed, in the aggregate, during the 90 days after the date of the Prospectus, 10% of the number of shares of Common Stock outstanding immediately following the sale of all Shares hereunder and provided further that the Company shall have received from each recipient of such shares (to the extent such shares have been or will be issued on or prior to the date that is 90 days following the date of the Prospectus) a lock-up letter in substantially the form of Exhibit B below;

(r) not to, and to use its reasonable best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

(s) to cause each officer and director of the Company to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto, except as otherwise approved by Friedman, Billings, Ramsey & Co., Inc.;

(t) if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representatives, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Company to the effect set forth above, to forthwith consult with the Representatives concerning the substance of, and consult with the Representatives regarding the dissemination of a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event;

(u) that the Company will comply with all of the provisions of any undertakings in the Registration Statement.

(II) Each Selling Stockholder, severally and not jointly, hereby agrees with each Underwriter:

(a) to deliver to the Representatives prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

(b) to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto;

(c) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representatives, such Selling Stockholder has knowledge or becomes aware of the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representatives;

(d) to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

(e) to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares.

5.	Payment of Expenses:

(a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers), (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in NASDAQ National Market, (viii) making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representatives and their legal counsel and (x) the performance of the Company’s other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

(b) Except as set forth in Sections 6(a), 6(c) or 6(d), the Underwriters will pay all of their own out-of-pocket expenses in connection with the performance of their activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

(c) The Selling Stockholders agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian). Nothing in this paragraph shall affect any agreement that some or all of the Selling Stockholders may have among themselves or with the Company as to the sharing of expenses among the Selling Stockholders and the Company.

(d) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason, the Company or the Selling Stockholders shall be unable to perform their obligations under this Agreement, the Company also will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

6.	Conditions of the Underwriters’ Obligations:

(a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders hereunder and under the Custody Agreement and Power of Attorney on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Custody Agreement and Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

(b) The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Cooley Godward LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance substantially as set forth on Attachment I hereto.

(c) Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of counsel for such Selling Stockholder, such counsel to be acceptable to the Representatives, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Representatives and Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Underwriters.

(d) On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representatives shall have received from Ernst & Young, LLP letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

(e) The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(f) The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representatives shall approve.

(g) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

(h) Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(j) Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or any prospective Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(k) The Shares shall have been approved for inclusion in the NASDAQ National Market.

(l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m) The Representatives shall have received lock-up agreements from each officer, director, Selling Stockholder of the Company, in the form of Exhibit B attached hereto, except as otherwise approved by Friedman, Billings, Ramsey & Co., Inc., and such letter agreements shall be in full force and effect.

(n) The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer or Vice President and Chief Accounting Officer or Chief Financial Officer, to the effect that:

(i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii) to such Officer’s knowledge, (A) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and (B) no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii) the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(iv) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(o) Each Selling Stockholder will, at the Closing Time, deliver to the Underwriters a certificate, to the effect that:

(i) the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Custody Agreement and Power of Attorney are true and correct as of such date; and

(ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Custody Agreement and Power of Attorney at or prior to the date hereof.

7.	Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NASDAQ National Market, or if trading generally on the New York Stock Exchange or in the NASDAQ over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representatives, has a material adverse effect on the securities markets in the United States.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.	Increase in Underwriters’ Commitments:

If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of

Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9.	Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters:

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (D) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (E) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, (F) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (G) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except in the case of (C), (E) and (F) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and any “controlling” Selling Stockholders may otherwise have.

(b) Each Selling Stockholder, severally not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Custody Agreement and Power of Attorney, (B) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (D) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements made therein not misleading, or (E) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in the case of (C), (D) and (E) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters for in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

(c) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsection (a) or subsection (b) above, such Underwriter shall promptly notify the Company or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable, (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Stockholder shall be liable for any settlement of any such claim or action effected without its consent.

(d) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein. The statements set forth in the paragraphs identified by “Syndicate Short Sales,” “Stabilization” and “Passive Market Making” under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(m), Section 3(n) and Section 3(o) and this Section 9. The indemnity agreement set forth in this Section 9(d) shall be in addition to any liabilities that such Underwriter may otherwise have.

(e) If any action is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to subsection (d) above, the Company, the Selling Stockholder or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

(f) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b), (c) and (d) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(g) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 9(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (f)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount (together with any amounts paid or payable pursuant to Section 9(b)) in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

10.	Survival:

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter, or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11.	Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Selling Stockholders acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders and that the several Underwriters have no obligation to disclose any of such interests. The Company and each Selling Stockholder acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholders may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

12.	Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 12735 Gran View Parkway West, Building 200, Jacksonville, Florida, 32258; or if to a Selling Stockholder, c/o the Attorneys at the Company’s address set forth above.

13.	Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.	Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.	Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

Very truly yours,

WEBSITE PROS, INC.

By:
By: Title:

SELLING STOCKHOLDERS LISTED ON SCHEDULE I ATTACHED HERETO

By:
Name: Attorney-in-Fact

Accepted and agreed to as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:
Title:

For itself and as Representative of the other Underwriters named on Schedule II hereto.

Schedule I

Name of Party Selling Shares	Number of Initial Shares to be Sold	Number of Option Shares to be Sold
Website Pros, Inc.	200,000	456,704
Insight Venture Partners IV, L.P.	2,639,885	—
Insight Venture Partners IV (Fund B), L.P.	20,976	—
Insight Venture Partners (Cayman) IV, L.P.	352,930	—
Insight Venture Partners IV (Co-Investors), L.P.	325,335	—
David Brown	350,000	50,000
Kevin Carney	60,000	10,000
Darin Brannan	10,000	10,000
Roseann Duran	5,000	5,000
Edward Hechter	65,000	20,000
Timothy Maudlin	30,000	—
Tobias Dengel	150,000	50,000
Lisa Anteau	10,000	2,500
Stephen Raubenstine	10,571	—
Todd Walrath	150,000	50,000
Joel Williamson	15,000	5,000
Total	4,394,697	659,204

Schedule II

Underwriter	Number of Initial Shares to be Purchased
Friedman, Billings, Ramsey & Co., Inc.
RBC Capital Markets Corporation
Piper Jaffray & Co.
Pacific Growth Equities, LLC
ThinkEquity Partners LLC
Total	[ ]

Schedule III

Issuer Free Writing Prospectuses

Exhibit A-1

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell assign and transfer unto                                                                                                                                                                                                               shares of the                                                                                                             stock, $0.001 par value per share, of Website Pros, Inc. (the “Company”) represented by certificate(s) no(s).                                                                                  inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint the Company as attorney-in-fact to transfer the said stock on the books of said Company, with full power of substitution in the premises.

Dated:                              , 2006

Signature Medallion Guaranteed by:

(Note: The signature must be guaranteed by an eligible guarantor institution (bank, stock broker, savings and loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15)

Exhibit A-2

Website Pros, Inc.

Public Offering of Common Stock

IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER

David Brown and

    Kevin Carney

c/o Website Pros, Inc.

12735 Gran Bay Parkway West

Building 200

Jacksonville, FL 32258

Dear Sirs:

The undersigned stockholder of Website Pros, Inc., a Delaware corporation (the “Company”), understands that it is contemplated that certain stockholders of the Company, including the undersigned (“Selling Stockholders”), will sell Common Stock, $0.001 par value (“Common Stock”), of the Company to certain underwriters (the “Underwriters”) represented by Friedman, Billings, Ramsey & Co., Inc. (“FBR”), RBC Capital Markets Corporation, Piper Jaffray & Co., Pacific Growth Equities, LLC and ThinkEquity Partners LLC (the “Representatives”) pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such Common Stock (the “Offering”) to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (“Registration Statement”) with the Securities and Exchange Commission (“Commission”) to register under the Securities Act of 1933 the shares to be offered.

Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the “Custody Agreement”) pursuant to which certificates for shares of the Company’s Common Stock and/or original options to purchase shares of the Company’s Common Stock (together with a duly executed notice of exercise) that will constitute at least the number of shares of Common Stock to be sold by the undersigned as set forth opposite the signature of the undersigned at the end of this instrument, are being deposited with the Company, as custodian (“Custodian”).

1. In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints David Brown and Kevin Carney as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned, to take any and all of the following actions in connection with the sale of Common Stock by the undersigned:

(a) to execute the Underwriting Agreement (as defined herein) on behalf of the undersigned;

(b) to sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement (as defined herein) the Maximum Number of Shares (as set forth on the signature page hereof) of Common Stock of the Company (including, if applicable, the sale of any such shares upon the exercise by the Underwriters of their over-allotment option contained in the Underwriting Agreement) and represented by the Common Stock certificates deposited by the undersigned with the Custodian (or delivered electronically following the exercise of options) pursuant to the Custody Agreement, or such lesser number as the Attorneys, or any one of them, in their or his or her sole discretion shall determine (provided that any reduction of the number of shares to be sold by the Selling Stockholders to the Underwriters shall be applied on a pro rata basis among the Selling Stockholders in proportion to the number of desired shares to be sold by each Selling Stockholder), at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys and the Representatives, but at the same price per share to be paid by the Underwriters to each of the other Selling Stockholders and to the Company for the Common Stock sold by them;

(c) for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned’s obligations under the Underwriting Agreement among the Company, the Selling Stockholders and the Underwriters substantially in the form distributed to the undersigned on or about                     , 2006 (such agreement, in the form in which executed, being herein called the “Underwriting Agreement”), receipt of a draft of which is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(b) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such Common Stock by the Underwriters; provided, however, that no such amendment shall (i) increase the number of shares of Common Stock to be sold by the undersigned above the Maximum Number of Shares as set forth on the signature page hereof or (ii) materially increase or expand the obligations of the undersigned from those set forth in the draft Underwriting Agreement distributed to the undersigned on or about                     , 2006;

(d) to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriters, including giving the name or names in which new certificates for such Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the Common Stock, (iv) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold and to be sold at any subsequent Closing Date by the undersigned to the Underwriters;

(e) to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the number of shares of

Common Stock to be sold by the undersigned above the Maximum Number of Shares as set forth on the signature page hereof or lengthen the period of irrevocability thereunder;

(f) to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

(g) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws, provided that the undersigned shall not be required to qualify as a foreign entity or to file a general consent to service of process in any jurisdiction; and

(h) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting. The Attorneys will promptly provide the undersigned with copies of any amendments and new agreements executed on behalf of the undersigned.

2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable (except as provided in the immediately following paragraph) and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated by July 31, 2006 or shall terminate pursuant to the terms thereof, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys, with a copy to the Custodian, at the address shown above, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

3. The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

4. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by FBR.

5. The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation.

6. In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

7. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without regard to principles of conflicts of laws.

Date:                     , 2006

Maximum Number of Shares

of Common Stock to be

sold to the Underwriters:

ANNEX I

Website Pros, Inc.

Public Offering of Common Stock

CUSTODY AGREEMENT

Website Pros, Inc.

12735 Gran Bay Parkway West

Building 200

Jacksonville, FL 32258

Dear Sirs:

There are delivered to you herewith one or more certificates (or options and a duly executed notice of exercise), in negotiable and proper deliverable form (with the signature guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor or accompanied by a duly executed stock power or powers, in blank, in the form attached hereto bearing the signature of the undersigned so guaranteed), representing shares of the Common Stock, $0.001 par value (the “Common Stock”) of Website Pros, Inc., a Delaware corporation (the “Company”) which constitutes (and in the case of options will constitute upon exercise) at least the number of issued and outstanding shares of Common Stock set forth opposite the signature of the undersigned at the end of this agreement. The undersigned agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company or Friedman, Billings, Ramsey & Co., Inc. or you or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof, of the Company’s certificate of incorporation or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance reasonably satisfactory in all respects to the Attorneys (as defined below) and you. The certificates for and the options to purchase the Common Stock are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed and delivered an irrevocable power of attorney (“Power of Attorney”) to David Brown and Kevin Carney, or their duly designated substitutes (individually, an “Attorney” and collectively, the “Attorneys”), authorizing the Attorneys, or any one of them, to sell from the number of shares of Common Stock represented by the stock certificates and options deposited with you hereunder, up to that number of shares of Common Stock set forth opposite the signature of the undersigned at the end of this letter (including, if applicable, the sale of any such shares upon the exercise by the Underwriters of their over-allotment option contained in the Underwriting Agreement) or such lesser number as the Attorneys, or any one of them, may determine (subject to the terms and conditions set forth therein), and for that purpose to enter into and perform an underwriting agreement (the “Underwriting Agreement”), among the Company, certain stockholders of the Company, including the undersigned (the “Selling Stockholder”), and certain underwriters (the “Underwriters”) represented by Friedman, Billings, Ramsey & Co., Inc. (“FBR”), RBC Capital Markets Corporation, Piper Jaffray & Co., Needham & Company, LLC, Pacific Growth Equities, LLC and ThinkEquity Partners LLC (the “Representatives”).

In addition, the undersigned has completed and signed the attached Substitute Form W-9 or Form W-8, as applicable.

You are authorized and directed (a) to hold the certificates and options deposited with you hereunder in your custody and (b) on each closing date specified in the Underwriting Agreement at which the undersigned is selling any shares of Common Stock (each, a “Closing Date”) you shall take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or the Underwriter shall have instructed you and to exchange the certificates representing such Common Stock for new certificates for such Common Stock registered in such names and in such denominations as the Attorneys, or any one of them, or FBR shall have instructed you, and (ii) to deliver such new certificates to FBR for the account of the Underwriters, against payment of the purchase price for such Common Stock, and give receipt for such payment, (iii) pay such expenses, including transfer taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the undersigned the balance, after deducting such expenses, of the amount received by you as payment for such Common Stock, and (iv) furnish to the undersigned a Form 1099, if required, on or before the next following January 31. With such remittance, you shall also deliver or cause to be delivered to the undersigned new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited hereunder (if any), that are in excess of the number of shares of Common Stock sold (and to be sold at any subsequent Closing Date) by the undersigned to the Underwriters.

If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to July 31, 2006 or the Underwriting Agreement shall terminate pursuant to its terms, then notwithstanding the terms of the fifth paragraph next below, upon the written request to you of the Attorneys, or any one of them, or the undersigned (accompanied in the latter case by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or promptly after that date, you are to return to the undersigned the certificates deposited with you hereunder.

Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters and, except as set forth in the preceding paragraph, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement substantially in the form distributed to the undersigned on or about                     , 2006, are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates and options deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriters, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership) or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates and options for such Common Stock shall be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

Until payment of the purchase price (net of the underwriting discount to the Underwriter and net of an amount equal to the aggregate exercise price for any options exercised in connection herewith) for the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement has been made to you by or for the account of the Underwriters, the undersigned shall remain the owner of the Common Stock and options delivered to you hereunder and shall have the right to vote such Common Stock delivered to you hereunder and to receive any and all dividends and distributions thereon. As soon as practicable following payment to you of the purchase price for the Common Stock by the Underwriters, you shall distribute to the undersigned the proceeds of the sale net of any expenses to be withheld as contemplated hereby and net of an amount equal to the aggregate exercise price for any options exercised in connection herewith.

Your duties and obligations as Custodian shall be determined solely by the express provisions of this Custody Agreement and you shall not be liable except for the performance of such duties and obligations as are specifically set out in this Custody Agreement. Your sole duty as Custodian with respect to the custody, safekeeping and physical preservation of the Common Stock and/or options shall be to deal with it in the same manner that you deal with similar property for your own account. You shall be under no liability to any party hereto by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document of any other person to perform such person’s obligations under any such document. You shall not be bound by any waiver, modification, termination or rescission of this Custody Agreement unless evidenced by a writing delivered to you signed by the proper party or parties and, if your duties or rights as Custodian are affected, unless you shall give your prior written consent thereto. This Custody Agreement shall not be deemed to create a fiduciary relationship between the parties hereto under state or federal law. You shall not be responsible in any manner for the validity or sufficiency of any property delivered hereunder, or for the value or collectibility of any note, check or other instrument, if any, so delivered, or for any representations made or obligations assumed by any party other than you. Nothing herein contained shall be deemed to obligate you to deliver any cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by you pursuant to the Underwriting Agreement or this Custody Agreement. You shall not be liable for any error of judgment, or for any act done or step taken or omitted by you in accordance herewith and in good faith, or for any mistake in act or law, or for anything which you may do or refrain from doing in connection herewith, except for your own gross negligence or willful misconduct. You may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Custody Agreement or your duties hereunder, and you shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by you in good faith in accordance with the advice or opinion of such counsel. The parties hereto agree that should any dispute arise with respect to the payment, ownership or right of possession of the certificates of Common Stock or options deposited hereunder, you are authorized and directed to retain in your possession, without liability to anyone, except for your bad faith, willful misconduct or gross negligence, all or any part of the certificates of Common Stock or options until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America, and a notice executed by the parties to the dispute or their authorized representatives shall have been delivered to you setting forth the resolution of the dispute. You shall be under no duty whatsoever to institute, defend or partake in such proceedings. The undersigned hereby agrees to reimburse and indemnify you for, and hold you harmless against, any reasonable loss, liability or expense, including but not limited to reasonable counsel fees, incurred without gross negligence or willful misconduct on your part arising out of or in conjunction with your acceptance of, or the performance of your duties and obligations under, this Custody Agreement, as well as the reasonable costs and expenses of defending against any claim or liability arising out of or relating to this Custody Agreement. The agreements set forth in this paragraph shall survive your resignation or removal, the termination of this Custody Agreement and the payment of all amounts hereunder.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by FBR.

It is understood that you assume no responsibility or liability to any person other than to deal with the certificates and options deposited with you hereunder, to deliver to the undersigned the net proceeds from the sale of the Common Stock represented thereby as contemplated hereby and in accordance with the Payment Instructions attached below, and to deliver to the undersigned a Form 1099, if required, all in accordance with the provisions of this Custody Agreement and the Underwriting Agreement.

This Custody Agreement constitutes a representation and warranty by the undersigned that (i) the undersigned has good and valid title to the Common Stock (subject to the exercise of the options) and at each Closing Date will have good and valid title to the Common Stock to be sold on each such Closing Date pursuant to the Underwriting Agreement, the undersigned has, and at all times through each Closing Date will have, full right and power and all authorizations and approvals required by law to sell, assign, transfer and deliver such Common Stock under the Underwriting Agreement and upon the delivery of and payment for such Common Stock under the Underwriting Agreement, the Underwriters will receive good and valid title thereto, subject to any interests created by the several Underwriters, in each case free and clear of any lien or encumbrance; and (ii) the undersigned has, and at all times through each Closing Date will have, full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody Agreement, the Power of Attorney and the Underwriting Agreement are, and at all times through each Closing Date will be, valid and binding obligations of the undersigned.

The undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the undersigned as a Selling Stockholder under the Underwriting Agreement, and does hereby represent, warrant and agree that, unless otherwise previously specified in writing to the Representatives and the Attorneys (a) such representations, warranties and statements, insofar as they relate to the undersigned, are true and correct as of the date hereof and will be true and correct at all times through each Closing Date and (b) such agreements, insofar as they relate to the undersigned, have (where applicable) been complied with as of the date hereof and will be complied with on and after each such Closing Date. The undersigned will promptly notify the Attorneys and FBR in writing of any facts coming to the attention of the undersigned that would cause any such representations, warranties or statements not to be true or any such agreements not to be complied with.

The foregoing representations, warranties and agreements, and those contained in the questionnaire completed by the undersigned and submitted to the Company and those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriters, the Custodian and the representatives, agents and counsel of each of the foregoing and the respective representatives, agents and counsel of each of the Selling Stockholders.

Any notices hereunder shall be delivered in writing, if to the undersigned                                                                      , and if to the Custodian to the address set forth above.

This Custody Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without regard to principles of conflicts of laws.

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

Dated: , 2006	Very truly yours,

Maximum Number of

Shares of Common Stock

to be sold to the

Underwriters:

Website Pros, Inc.

By:
Name:
Title:

Exhibit B

LOCK-UP LETTER

                                , 2006

Friedman, Billings, Ramsey & Company, Inc.

1001 19th Street North

10th Floor

Arlington, Virginia 22209

Dear Sirs:

The undersigned understands that Friedman, Billings, Ramsey & Company, Inc. (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”), as a representative of several underwriters (the “Underwriters”), with Website Pros, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriters of shares of Common Stock of the Company (the “Common Stock”).

To induce the Underwriters to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, it will not, during the period commencing on the date hereof and ending at the close of business on the date that is 90 days after the date of the final prospectus (the “Lock-Up Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, or publicly disclose the intent to do the same, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, or publicly disclose the intent to enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above it is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without prior written consent of the Representative, it will not, during the period commencing on the date hereof and ending at the close of business on the date that is 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the “Securities Act”), of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; provided, however, this letter shall not limit the ability of the undersigned to participate as a selling stockholder in the Public Offering.

Notwithstanding the foregoing, the undersigned shall not be restricted from distributing or otherwise transferring any of the Company’s securities (i) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or to a corporation, partnership, limited partnership or limited liability company the stockholders, partners and members of which are the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value, or (ii) to partners, members, shareholders or affiliates of the undersigned if the undersigned is a limited partnership, limited liability company or corporation; provided that prior to and as a condition to the effectiveness of any such distribution or other transfer described in clause (i) or clause (ii) such distributee(s) or transferee(s) execute a lock-up agreement substantially in the form hereof in favor of the Representative.

Further notwithstanding the foregoing, the restrictions set forth herein shall not apply to any shares of the Company’s Common Stock acquired by the undersigned on the open market following the effectiveness of the Prospectus. The foregoing restrictions shall not prohibit the exercise by the undersigned of an option or warrant to purchase shares of Common Stock of the Company, provided that the shares of Common Stock issued upon such exercise shall be subject to the foregoing restrictions.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, this paragraph will not apply if, within three (3) calendar days of the termination of the 90-day restricted period, the Company delivers to the Underwriters a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Common Stock are, as of the date of delivery of such certificate, “actively traded securities,” as defined in Regulation M, 17 CFR 242.101(c)(1). Such notice shall be delivered in accordance with the Underwriting Agreement.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representative. This Lock-Up Letter shall be binding on the undersigned and on the successors, heirs, personal representatives and assigns of the undersigned. The terms of this Lock-Up letter shall expire in the event the Public Offering is not consummated on or before July 31, 2006.

Very truly yours,

(Printed or Typed Name of Holder)

By:
(Signature)
Title:
(Include if Holder is an entity)

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